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                                                                      Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. Section 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Regency Equities Corp. (the "Company") on Form 10-Q for the period ended June 30, 2003, as filed with the Securities and Exchange Commission (the "Report"), each of Allan L. Chapman, Chief Executive Officer of the Company, and Morris Engel, Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ALLAN L. CHAPMAN
---------------------------
Allan L. Chapman
Chief Executive Officer
August 11, 2003

/s/ MORRIS ENGEL
---------------------------
Morris Engel
Chief Financial Officer
August 11, 2003

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

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